Exhibit 99.1
Oasis Petroleum Inc. Announces Quarter Ended September 30, 2016 Earnings
Houston, Texas — November 7, 2016 — Oasis Petroleum Inc. (NYSE: OAS) (“Oasis” or the “Company”) today announced financial results for the quarter ended September 30, 2016 and provided an operational update.
Highlights include:

•	Produced 48,509 Boepd in the third quarter of 2016.

•	Total capital expenditures (“CapEx”) were $78.5 million and $297.7 million for the three and nine months ended September 30, 2016, respectively, in line with the Company’s 2016 CapEx plan.

•
Net cash provided by operating activities was $123.4 million for the three months ended September 30, 2016. Adjusted EBITDA for the Company was $104.4 million in the third quarter of 2016. For a definition of Adjusted EBITDA and a reconciliation of net income (loss) and net cash provided by (used in) operating activities to Adjusted EBITDA, see “Non-GAAP Financial Measures” below.

“Oasis continues to increase shareholder value by further improving capital efficiency and acquiring assets that allow us to best leverage our operating expertise,” said Thomas B. Nusz, Oasis’ Chairman and Chief Executive Officer. “With well costs of $5.2 million and Wild Basin type curves of 1,550 Mboe, we are positioned to grow volumes considerably across 2017 and 2018.”
Operational and Financial Update
Select operational and financial statistics are in the following table:

	Quarter Ended:
	9/30/2016	6/30/2016	9/30/2015
Production data:
Oil (Bopd)	39,439	41,176	44,318
Natural gas (MMcfpd)	54,421	49,983	37,366
Total production (Boepd)	48,509	49,507	50,546
Percent Oil	81%	83%	88%
Average sales prices:
Oil, without derivative settlements (per Bbl)(1)	$40.54	$40.81	$41.61
Differential to NYMEX West Texas Intermediate crude oil index prices (“WTI”) (per Bbl)	4.39	4.85	4.82
Oil, with derivative settlements (per Bbl)(1)(2)(3)	43.79	48.94	60.77
Derivative settlements - net cash receipts (in millions)(3)	11.8	30.5	78.1
Natural gas (per Mcf)(4)	1.84	1.42	1.63
Revenues ($ in millions):
Oil	$149.0	$152.9	$169.7
Natural gas	9.2	6.4	5.6
Well services (“OWS”)	10.6	12.8	15.4
Midstream services (“OMS”)	8.5	6.9	6.6
Total revenues	$177.3	$179.0	$197.2
OWS and OMS operating expenses ($ in millions):
OWS	$5.5	$7.1	$8.5
OMS	2.6	1.7	1.5
Select operating expenses:
LOE ($ per Boe)	$8.00	$7.00	$7.67
MT&G ($ per Boe)(5)	1.58	1.55	1.63
DD&A ($ per Boe)	25.08	27.19	26.61
Exploration and production (“E&P”) general and administrative expenses (“G&A”) ($ per Boe)	4.31	3.93	4.07
Production taxes (% of oil and gas revenue)	9.3%	9.0%	9.5%
___________________

(1)	For the three months ended September 30, 2016, average sales prices for oil are calculated using total oil revenues, excluding bulk oil sales of $1.9 million, divided by oil production.

(2)	Realized prices include gains or losses on cash settlements for commodity derivatives, which do not qualify for and were not designated as hedging instruments for accounting purposes.

(3)
Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.

(4)	Natural gas prices include the value for natural gas and natural gas liquids.

(5)	Excludes non-cash valuation charges on pipeline imbalances and bulk oil purchases.

G&A totaled $22.8 million in the third quarter of 2016, $22.4 million in the third quarter of 2015 and $21.9 million in the second quarter of 2016. Amortization of stock-based compensation, which is included in G&A, was $5.8 million, or $1.30 per Boe, in the third quarter of 2016 as compared to $6.0 million, or $1.28 per Boe, in the third quarter of 2015 and $6.2 million, or $1.39 per Boe, in the second quarter of 2016. G&A for the Company’s E&P segment totaled $19.2 million in the third quarter of 2016, $18.9 million in the third quarter of 2015 and $17.7 million in the second quarter of 2016.
Interest expense was $31.7 million for the third quarter of 2016 compared to $36.5 million for the third quarter of 2015 and $35.0 million for the second quarter of 2016. Capitalized interest totaled $4.4 million for the third quarter of 2016, $5.1 million for the third quarter of 2015 and $4.8 million for the second quarter of 2016. Cash Interest totaled $33.7 million for the third quarter of 2016, $40.0 million for the third quarter of 2015 and $37.8 million for the second quarter of 2016. For a definition of Cash Interest and a reconciliation of interest expense to Cash Interest, see “Non-GAAP Financial Measures” below.

For the three months ended September 30, 2016, the Company recorded an income tax benefit of $16.7 million, resulting in a 33.0% effective tax rate as a percentage of its pre-tax loss for the quarter. The Company recorded an income tax benefit of $52.5 million, resulting in a 36.9% effective tax rate as a percentage of its pre-tax income for the three months ended June 30, 2016.
For the third quarter of 2016, the Company reported a net loss of $33.9 million, or $0.19 per diluted share, as compared to a net income of $27.1 million, or $0.20 per diluted share, for the third quarter of 2015. Excluding certain non-cash and non-recurring items and their tax effect, Adjusted Net Loss (non-GAAP) was $29.3 million, or $0.17 per diluted share, in the third quarter of 2016, compared to Adjusted Net Income of $12.5 million, or $0.09 per diluted share, in the third quarter of 2015. For a definition of Adjusted Net Income (Loss) and a reconciliation of net income (loss) to Adjusted Net Income (Loss), see “Non-GAAP Financial Measures” below.
Adjusted EBITDA for the third quarter of 2016 was $104.4 million. For a definition of Adjusted EBITDA and a reconciliation of net income (loss) and net cash provided by (used in) operating activities to Adjusted EBITDA, see “Non-GAAP Financial Measures” below.
Capital Expenditures
The following table depicts the Company’s total CapEx by category:

	1Q 2016	2Q 2016	3Q 2016	YTD 2016
CapEx ($ in thousands):
E&P	$47,734	$73,125	$31,333	$152,192
OMS	35,039	52,842	42,085	129,966
OWS	650	—	29	679
Other(1)	4,532	5,320	5,007	14,859
Total CapEx(2)	$87,955	$131,287	$78,454	$297,696
___________________

(1)	Other CapEx includes such items as administrative capital and capitalized interest.

(2)
CapEx reflected in the table above differs from the amounts shown in the statement of cash flows in the Company’s condensed consolidated financial statements because amounts reflected in the table above include changes in accrued liabilities from the previous reporting period for capital expenditures, while the amounts presented in the statement of cash flows are presented on a cash basis.

Hedging Activity
As of November 7, 2016, the Company had the following outstanding commodity derivative contracts, all of which are priced off of WTI and settle monthly:

Volume in Mbopd	4Q16	1H17	2H17	1H18	2H18
Swaps
Volume	33.0	16.0	14.0	4.0	3.0
Price	$49.20	$48.57	$49.08	$54.32	$54.45
Collars
Volume	—	6.0	6.0	—	—
Floor	—	$45.00	$45.00	—	—
Ceiling	—	$53.95	$53.95	—	—
3-way
Volume	—	6.0	6.0	—	—
Sub Floor	—	$31.67	$31.67	—	—
Floor	—	$45.83	$45.83	—	—
Ceiling	—	$59.94	$59.94	—	—
Total Volume	33.0	28.0	26.0	4.0	3.0

Additionally, the Company has swaps priced off of NYMEX Natural Gas of 6,000 mmbtu/d at a weighted average price of $3.21 in 2017. The September 2016 contracts settled at $3.7 million and will be included in the Company’s fourth quarter 2016 derivative settlements.
Conference Call Information
Investors, analysts and other interested parties are invited to listen to the conference call:

Date:	Tuesday, November 8, 2016
Time:	10:00 a.m. Central Time
Dial-in:	888-317-6003
Intl. Dial in:	412-317-6061
Conference ID:	6611124
Website:	www.oasispetroleum.com
A recording of the conference call will be available beginning at 12:00 p.m. Central Time on the day of the call and will be available until Tuesday, November 15, 2016 by dialing:

Replay dial-in:	877-344-7529
Intl. replay:	412-317-0088
Replay code:	10095010
The conference call will also be available for replay at www.oasispetroleum.com.
Contact:
Oasis Petroleum Inc.
Taylor Mason, (281) 404-9600
Manager, Corporate Finance & Investor Relations

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company’s drilling program, production, derivative instruments, capital expenditure levels and other guidance included in this press release. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, changes in oil and natural gas prices, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company’s ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company’s business and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the SEC.
Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
About Oasis Petroleum Inc.
Oasis is an independent exploration and production company focused on the acquisition and development of unconventional oil and natural gas resources, primarily operating in the Williston Basin. For more information, please visit the Company’s website at www.oasispetroleum.com.

Oasis Petroleum Inc.
Condensed Consolidated Balance Sheet
(Unaudited)

	September 30, 2016	December 31, 2015
	(In thousands, except share data)
ASSETS
Current assets
Cash and cash equivalents	$13,776	$9,730
Accounts receivable — oil and gas revenues	103,128	96,495
Accounts receivable — joint interest and other	77,903	100,914
Inventory	8,513	11,072
Prepaid expenses	6,093	7,328
Derivative instruments	9,142	139,697
Other current assets	4,290	50
Total current assets	222,845	365,286
Property, plant and equipment
Oil and gas properties (successful efforts method)	6,438,782	6,284,401
Other property and equipment	580,171	443,265
Less: accumulated depreciation, depletion, amortization and impairment	(1,866,280)	(1,509,424)
Total property, plant and equipment, net	5,152,673	5,218,242
Assets held for sale	—	26,728
Derivative instruments	194	15,776
Other assets	22,549	23,343
Total assets	$5,398,261	$5,649,375
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$7,929	$9,983
Revenues and production taxes payable	141,991	132,356
Accrued liabilities	98,926	167,669
Accrued interest payable	19,798	49,413
Derivative instruments	17,308	—
Advances from joint interest partners	5,191	4,647
Other current liabilities	—	6,500
Total current liabilities	291,143	370,568
Long-term debt	2,125,573	2,302,584
Deferred income taxes	546,202	608,155
Asset retirement obligations	37,092	35,338
Liabilities held for sale	—	10,228
Derivative instruments	7,755	—
Other liabilities	2,992	3,160
Total liabilities	3,010,757	3,330,033
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value: 450,000,000 and 300,000,000 shares authorized at September 30, 2016 and December 31, 2015, respectively; 182,038,164 shares issued and 181,186,070 shares outstanding at September 30, 2016 and 139,583,990 shares issued and 139,076,064 shares outstanding at December 31, 2015	1,779	1,376
Treasury stock, at cost: 852,094 and 507,926 shares at September 30, 2016 and December 31, 2015, respectively	(15,895)	(13,620)
Additional paid-in capital	1,755,427	1,497,065
Retained earnings	646,193	834,521
Total stockholders’ equity	2,387,504	2,319,342
Total liabilities and stockholders’ equity	$5,398,261	$5,649,375

Oasis Petroleum Inc.
Condensed Consolidated Statement of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands, except per share data)
Revenues
Oil and gas revenues	$158,183	$175,270	$434,835	$563,239
Well services and midstream revenues	19,128	21,965	51,839	44,429
Total revenues	177,311	197,235	486,674	607,668
Operating expenses
Lease operating expenses	35,696	35,670	98,283	112,556
Well services and midstream operating expenses	8,165	10,023	21,429	19,370
Marketing, transportation and gathering expenses	8,856	8,465	23,899	23,313
Production taxes	14,638	16,676	39,758	53,915
Depreciation, depletion and amortization	111,948	123,734	356,885	361,430
Exploration expenses	489	327	1,192	2,252
Rig termination	—	—	—	3,895
Impairment	382	80	3,967	24,917
General and administrative expenses	22,845	22,358	69,087	67,190
Total operating expenses	203,019	217,333	614,500	668,838
Gain (loss) on sale of properties	6	172	(1,305)	172
Operating loss	(25,702)	(19,926)	(129,131)	(60,998)
Other income (expense)
Net gain (loss) on derivative instruments	20,847	103,637	(55,624)	111,285
Interest expense, net of capitalized interest	(31,726)	(36,513)	(105,444)	(112,702)
Gain (loss) on extinguishment of debt	(13,793)	—	4,865	—
Other income (expense)	(259)	249	188	370
Total other income (expense)	(24,931)	67,373	(156,015)	(1,047)
Income (loss) before income taxes	(50,633)	47,447	(285,146)	(62,045)
Income tax benefit (expense)	16,691	(20,392)	96,818	17,829
Net income (loss)	$(33,942)	$27,055	$(188,328)	$(44,216)
Earnings (loss) per share:
Basic	$(0.19)	$0.20	$(1.09)	$(0.35)
Diluted	(0.19)	0.20	(1.09)	(0.35)
Weighted average shares outstanding:
Basic	177,120	137,014	172,360	127,827
Diluted	177,120	137,014	172,360	127,827

Oasis Petroleum Inc.
Selected Financial and Operational Statistics
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Operating results (in thousands):
Revenues
Oil	$148,962	$169,672	$413,068	$542,049
Natural gas	9,221	5,598	21,767	21,190
Well services	10,641	15,381	29,459	27,308
Midstream	8,487	6,584	22,380	17,121
Total revenues	$177,311	$197,235	$486,674	$607,668
Production data:
Oil (MBbls)	3,628	4,077	11,245	12,107
Natural gas (MMcf)	5,007	3,438	13,809	9,940
Oil equivalents (MBoe)	4,463	4,650	13,547	13,764
Average daily production (Boe per day)	48,509	50,546	49,440	50,418
Average sales prices:
Oil, without derivative settlements (per Bbl)(1)	$40.54	$41.61	$36.57	$44.77
Oil, with derivative settlements (per Bbl)(1)(2)	43.79	60.77	46.85	68.84
Natural gas (per Mcf)(3)	1.84	1.63	1.58	2.13
Costs and expenses (per Boe of production):
Lease operating expenses	$8.00	$7.67	$7.26	$8.18
Marketing, transportation and gathering expenses(4)	1.58	1.63	1.58	1.64
Production taxes	3.28	3.59	2.93	3.92
Depreciation, depletion and amortization	25.08	26.61	26.35	26.26
General and administrative expenses (“G&A”)	5.12	4.81	5.10	4.88
Exploration and production G&A	4.31	4.07	4.28	4.43

___________________

(1)	For both the three and nine months ended September 30, 2016, average sales prices for oil are calculated using total oil revenues, excluding bulk oil sales of $1.9 million, divided by oil production.

(2)
Realized prices include gains or losses on cash settlements for commodity derivatives, which do not qualify for and were not designated as hedging instruments for accounting purposes. Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.

(3)	Natural gas prices include the value for natural gas and natural gas liquids.

(4)	Excludes non-cash valuation charges on pipeline imbalances and bulk oil purchases.

Oasis Petroleum Inc.
Condensed Consolidated Statement of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
	(In thousands)
Cash flows from operating activities:
Net loss	$(188,328)	$(44,216)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, depletion and amortization	356,885	361,430
Gain on extinguishment of debt	(4,865)	—
(Gain) loss on sale of properties	1,305	(172)
Impairment	3,967	24,917
Deferred income taxes	(96,818)	(17,829)
Derivative instruments	55,624	(111,285)
Stock-based compensation expenses	18,761	19,629
Deferred financing costs amortization and other	10,174	7,468
Working capital and other changes:
Change in accounts receivable	11,349	108,309
Change in inventory	2,559	8,425
Change in prepaid expenses	1,168	638
Change in other current assets	(240)	5,529
Change in other assets	(148)	—
Change in accounts payable, interest payable and accrued liabilities	(41,991)	(84,133)
Change in other current liabilities	(6,000)	1,655
Change in other liabilities	17	(28)
Net cash provided by operating activities	123,419	280,337
Cash flows from investing activities:
Capital expenditures	(340,314)	(740,633)
Proceeds from sale of properties	12,333	78
Costs related to sale of properties	(310)	—
Derivative settlements	115,576	291,436
Advances from joint interest partners	544	(1,239)
Net cash used in investing activities	(212,171)	(450,358)
Cash flows from financing activities:
Proceeds from revolving credit facility	835,000	618,000
Principal payments on revolving credit facility	(778,000)	(938,000)
Repurchase of senior unsecured notes	(435,907)	—
Proceeds from issuance of senior unsecured convertible notes	300,000	—
Deferred financing costs	(8,811)	(3,587)
Proceeds from sale of common stock	182,791	462,833
Purchases of treasury stock	(2,275)	(2,771)
Net cash provided by financing activities	92,798	136,475
Increase (decrease) in cash and cash equivalents	4,046	(33,546)
Cash and cash equivalents:
Beginning of period	9,730	45,811
End of period	$13,776	$12,265
Supplemental non-cash transactions:
Change in accrued capital expenditures	$(49,177)	$(233,913)
Change in asset retirement obligations	(8,083)	3,405

Non-GAAP Financial Measures
Cash Interest is a supplemental non-GAAP financial measure that is used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Cash Interest as interest expense plus capitalized interest less amortization and write-offs of deferred financing costs included in interest expense. Cash Interest is not a measure of interest expense as determined by United States generally accepted accounting principles, or GAAP.
The following table presents a reconciliation of the GAAP financial measure of interest expense to the non-GAAP financial measure of Cash Interest for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands)
Interest expense	$31,726	$36,513	$105,444	$112,702
Capitalized interest	4,380	5,054	13,683	13,830
Amortization of deferred financing costs	(2,095)	(1,570)	(8,042)	(5,527)
Amortization of debt discount	(300)	—	(300)	—
Cash Interest	$33,711	$39,997	$110,785	$121,005

Adjusted EBITDA and Free Cash Flow are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation, depletion, amortization, exploration expenses and other similar non-cash or non-recurring charges. The Company defines Free Cash Flow as Adjusted EBITDA less Cash Interest and CapEx, excluding capitalized interest. Adjusted EBITDA and Free Cash Flow are not measures of net income (loss) or cash flows as determined by United States generally accepted accounting principles, or GAAP.
The following table presents reconciliations of the GAAP financial measures of net income (loss) and net cash provided by (used in) operating activities to the non-GAAP financial measures of Adjusted EBITDA and Free Cash Flow for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands)
Net income (loss)	$(33,942)	$27,055	$(188,328)	$(44,216)
(Gain) loss on sale of properties	(6)	(172)	1,305	(172)
(Gain) loss on extinguishment of debt	13,793	—	(4,865)	—
Net (gain) loss on derivative instruments	(20,847)	(103,637)	55,624	(111,285)
Derivative settlements(1)	11,786	78,100	115,576	291,436
Interest expense, net of capitalized interest	31,726	36,513	105,444	112,702
Depreciation, depletion and amortization	111,948	123,734	356,885	361,430
Impairment	382	80	3,967	24,917
Rig termination	—	—	—	3,895
Exploration expenses	489	327	1,192	2,252
Stock-based compensation expenses	5,782	5,966	18,761	19,629
Income tax (benefit) expense	(16,691)	20,392	(96,818)	(17,829)
Other non-cash adjustments	(26)	883	697	782
Adjusted EBITDA	104,394	189,241	369,440	643,541
Cash Interest	(33,711)	(39,997)	(110,785)	(121,005)
Capital expenditures(2)	(78,453)	(78,053)	(297,696)	(519,566)
Capitalized interest	4,380	5,054	13,683	13,830
Free Cash Flow	$(3,390)	$76,245	$(25,358)	$16,800

Net cash provided by operating activities	$32,018	$50,451	$123,419	$280,337
Derivative settlements(1)	11,786	78,100	115,576	291,436
Interest expense, net of capitalized interest	31,726	36,513	105,444	112,702
Rig termination	—	—	—	3,895
Exploration expenses	489	327	1,192	2,252
Deferred financing costs amortization and other	(3,622)	(2,409)	(10,174)	(7,468)
Changes in working capital	32,023	25,376	33,286	(40,395)
Other non-cash adjustments	(26)	883	697	782
Adjusted EBITDA	104,394	189,241	369,440	643,541
Cash Interest	(33,711)	(39,997)	(110,785)	(121,005)
Capital expenditures(2)	(78,453)	(78,053)	(297,696)	(519,566)
Capitalized interest	4,380	5,054	13,683	13,830
Free Cash Flow	$(3,390)	$76,245	$(25,358)	$16,800
___________________

(1)
Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.

(2)
CapEx reflected in the table above differs from the amounts shown in the statement of cash flows in the Company’s condensed consolidated financial statements because amounts reflected in the table above include changes in accrued liabilities from the previous reporting period for capital expenditures, while the amounts presented in the statement of cash flows are presented on a cash basis.

The following tables present reconciliations of the GAAP financial measure of income (loss) before income taxes to the non-GAAP financial measure of Adjusted EBITDA for the Company’s three reportable business segments on a gross basis for the periods presented:

Exploration and Production
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands)
Income (loss) before income taxes	$(66,333)	$29,070	$(331,075)	$(104,102)
(Gain) loss on sale of properties	(6)	(172)	1,663	(172)
(Gain) loss on extinguishment of debt	13,793	—	(4,865)	—
Net (gain) loss on derivative instruments	(20,847)	(103,637)	55,624	(111,285)
Derivative settlements(1)	11,786	78,100	115,576	291,436
Interest expense, net of capitalized interest	31,726	36,513	105,444	112,702
Depreciation, depletion and amortization	109,668	122,075	346,240	357,664
Impairment	382	80	1,536	24,917
Rig termination	—	—	—	3,895
Exploration expenses	489	327	1,192	2,252
Stock-based compensation expenses	5,570	5,761	17,495	19,276
Other non-cash adjustments	(26)	883	697	782
Adjusted EBITDA	$86,202	$169,000	$309,527	$597,365
___________________

(1)
Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.

Well Services
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands)
Income before income taxes	$1,577	$10,950	$3,462	$29,588
Depreciation, depletion and amortization	3,478	4,904	11,605	14,430
Stock-based compensation expenses	354	544	1,253	1,530
Adjusted EBITDA	$5,409	$16,398	$16,320	$45,548

Midstream Services
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands)
Income before income taxes	$16,065	$18,828	$49,262	$44,039
Gain on sale of properties	—	—	(358)	—
Depreciation, depletion and amortization	1,909	1,509	5,325	4,070
Impairment	—	—	2,431	—
Stock-based compensation expenses	218	206	661	529
Adjusted EBITDA	$18,192	$20,543	$57,321	$48,638

Adjusted Net Income (Loss) and Adjusted Diluted Earnings (Loss) Per Share are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted Net Income (Loss) as net income (loss) after adjusting first for (1) the impact of certain non-cash and non-recurring items, including non-cash changes in the fair value of derivative instruments, impairment, and other similar non-cash and non-recurring charges, and then (2) the non-cash and non-recurring items’ impact on taxes based on the Company’s effective tax rate applicable to those adjusting items in the same period. Adjusted Net Income (Loss) is not a measure of net income (loss) as determined by GAAP. The Company defines Adjusted Diluted Earnings (Loss) Per Share as Adjusted Net Income (Loss) divided by diluted weighted average shares outstanding.
The following table presents reconciliations of the GAAP financial measure of net income (loss) to the non-GAAP financial measure of Adjusted Net Income (Loss) and the GAAP financial measure of diluted earnings (loss) per share to the non-GAAP financial measure of Adjusted Diluted Earnings (Loss) Per Share for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands, except per share data)
Net income (loss)	$(33,942)	$27,055	$(188,328)	$(44,216)
(Gain) loss on sale of properties	(6)	(172)	1,305	(172)
(Gain) loss on extinguishment of debt	13,793	—	(4,865)	—
Net (gain) loss on derivative instruments	(20,847)	(103,637)	55,624	(111,285)
Derivative settlements(1)	11,786	78,100	115,576	291,436
Impairment	382	80	3,967	24,917
Rig termination	—	—	—	3,895
Amortization of deferred financing costs(2)	2,095	1,570	8,042	5,526
Amortization of debt discount	300	—	300	—
Other non-cash adjustments	(26)	883	697	782
Tax impact(3)	(2,798)	8,668	(67,598)	(80,447)
Adjusted Net Income (Loss)	$(29,263)	$12,547	$(75,280)	$90,436

Diluted loss per share	$(0.19)	$0.20	$(1.09)	$(0.35)
(Gain) loss on sale of properties	—	—	0.01	—
(Gain) loss on extinguishment of debt	0.08	—	(0.03)	—
Net (gain) loss on derivative instruments	(0.12)	(0.76)	0.32	(0.87)
Derivative settlements(1)	0.07	0.57	0.67	2.28
Impairment	—	—	0.02	0.19
Rig termination	—	—	—	0.03
Amortization of deferred financing costs(2)	0.01	0.01	0.05	0.04
Amortization of debt discount	—	—	—	—
Other non-cash adjustments	—	0.01	—	0.01
Tax impact(3)	(0.02)	0.06	(0.39)	(0.62)
Adjusted Diluted Earnings (Loss) Per Share	$(0.17)	$0.09	$(0.44)	$0.71

Diluted weighted average shares outstanding	177,120	137,014	172,360	127,827

Effective tax rate applicable to adjustment items	37.4%	37.4%	37.4%	37.4%
___________________

(1)
Cash settlements represent the cumulative gains and losses on the Company’s derivative instruments for the periods presented and do not include a recovery of costs that were paid to acquire or modify the derivative instruments that were settled.

(2)
As of September 30, 2016, Adjusted Net Income (Loss) includes the non-cash adjustment for amortization of deferred financing costs. Comparative periods have been conformed. The amortization of deferred financing costs are included in interest expense on the Company’s Condensed Consolidated Statement of Operations. For the nine months ended September 30, 2016 and 2015, the amortization of deferred financing costs included $1.8 million and $0.5 million, respectively, for unamortized deferred financing costs related to the revolving credit facility, which were written off in proportion to the decreases in the borrowing base.

(3)	The tax impact is computed utilizing the Company’s effective tax rate applicable to the adjustments for certain non-cash and non-recurring items.